NOTE 5 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Details
Net profit (loss) as reported in the statements of operations	$ 78,000	$ 62,000	$ 15,000
Statutory tax rate	23.00%	23.00%	23.00%
Income Tax under statutory tax rate	$ 17,900	$ 14,300	$ 3,400
Added to tax carried forward losses (less full valuation allowance)	(17,900)	(14,300)	(3,400)
Provision for income tax	$ 0	$ 0	$ 0